The Royce Funds


Royce Low-Priced Stock Fund


PROSPECTUS -- May 2, 1995, as amended September 14, 1995


NEW ACCOUNT AND GENERAL INFORMATION: Investor Information -- 1-800-221-4268


SHAREHOLDER SERVICES -- 1-800-841-1180         INVESTMENT ADVISOR SERVICES --
1-800-33-ROYCE


INVESTMENT
OBJECTIVE AND
POLICIES








ABOUT THIS PROSPECTUS

Royce Low-Priced Stock Fund (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of companies with shares that trade at prices below $15 per share. There can be no assurance that the Fund will achieve its objective.

Royce Low-Priced Stock Fund is a no-load series of The Royce Fund (the "Trust"), a diversified, open-end management investment company. The Trust is currently offering shares of eight series. This Prospectus relates to Royce Low-Priced Stock Fund only.



This Prospectus sets forth concisely the information that you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" containing further information about the Fund and the Trust has been filed with the Securities and Exchange Commission. The Statement is dated July 31, 1995 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or calling Investor Information.

TABLE OF CONTENTS
                                           Page
Fund Expenses . . . . . . . . . . . . . .     2
Financial Highlights. . . . . . . . . . .     3
Investment Performance. . . . . . . . . .     4
Investment Objective. . . . . . . . . . .     4
Investment Policies . . . . . . . . . . .     4
Investment Risks. . . . . . . . . . . . .     5
Investment Limitations. . . . . . . . . .     5
Management of the Trust . . . . . . . . .     7
General Information . . . . . . . . . . .     7
                                                                  Page
Dividends, Distributions and Taxes. . . . .  . . . . . . . . .      8
Net Asset Value Per Share . . . . . . . . .  . . . . . . . . .      9
     SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares. . . . . . . . . . . . .   10
Choosing a Distribution Option. . . . . . . . . . . . . . . . . .   12
Important Account Information . . . . . . . . . . . . . . . . . .   12
Redeeming Your Shares . . . . . . . . . . . . . . . . . . . . . .   13
Exchange Privilege. . . . . . . . . . . . . . . . . . . . . . . .   15
Transferring Ownership. . . . . . . . . . . . . . . . . . . . . .   15
Other Services. . . . . . . . . . . . . . . . . . . . . . . . . .   15

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EX- CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

The Fund is no-load
and no 12b-1
fees are being
charged

The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund.

                      Shareholder Transaction Expenses

Sales Load Imposed on Purchases . . . . . . . . . . . . . . . .      None
Sales Load Imposed on Reinvested Dividends. . . . . . . . . . .      None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . .      None
Redemption Fee -- 1 Year or More After Initial Purchase . . . .      None
Early Redemption Fee -- Less Than 1 Year After Initial Purchase        1%
                       Annual Fund Operating Expenses

Management Fees (after waivers) . . . .             .00%
12b-1 Fees (after waivers). . . . . . .             .00%
Other Expenses. . . . . . . . . . . . .            1.89%
Total Operating Expenses (after waivers)           1.89%

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

Management fees would have been 1.50%, 12b-1 fees would have been .25% and total operating expenses would have been 3.63% without the waivers of management fees by Quest Advisory Corp. ("Quest"), the Fund's investment adviser, and of the 12b-1 fees by Quest Distributors, Inc. ("QDI"), the Fund's distributor.

The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.
           1 Year     3 Years    5 Years  10 Years
             $20        $62       $107      $232

These examples should not be considered representations of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

FINANCIAL
HIGHLIGHTS

(For a share out-
standing through-
out each period)

The following financial highlights are part of the Fund's financial statements and have been audited by Coopers & Lybrand L.L.P., independent accountants. The Fund's financial statements and Coopers & Lybrand L.L.P.'s report on them are included in the Fund's Annual Reports to Shareholders and are
incorporated by reference into the Statement of Additional Information and this Prospectus. Further information about the Fund's performance is contained elsewhere in this Prospectus and in the Fund's Annual Report to Shareholders for 1994, which may be obtained without charge by calling Investor Information.
                                                   Year ended   Period ended
                                                  December 31,  December 31,
Net Asset Value, Beginning of                         1994        1993 (2)
Period. . . . . . . . . . . . . . . . . . . . .       $5.01         $5.00
Income from Investment
Operations
    Net investment income (1) . . . . . . . . .       (0.03)         0.00
    Net gains (losses) on
      securities (both
      realized and unrealized). . . . . . . . .        0.18          0.01
          Total from Investment Operations             0.15          0.01
Less Distributions
    Dividends (from net
      investment income). . . . . . . . . . . .       (0.00)         0.00
    Distributions (from capital gains)                (0.09)         0.00
          Total Distributions . . . . . . . . .       (0.09)         0.00
Net Asset Value, End of Period. . . . . . . . .       $5.07         $5.01
Total Return. . . . . . . . . . . . . . . . . .       3.0%          0.3%
Ratios/Supplemental Data
    Net Assets, End of Period (000's)               $1,880          $452
    Ratio of Expenses to
      Average Net Assets (1). . . . . . . . . .       1.89%         0.29%*
    Ratio of Net Investment
      Income to Average Net Assets                   -1.11%        -0.29%*
    Portfolio Turnover Rate . . . . . . . . . .        95%           0%

(1) Net investment income and the ratio of expenses to average net assets are shown after waiver of fees by the adviser and distributor. Absent such waivers, the ratios of expenses to average net assets would have been 3.63% and 2.04% for 1994 and the period ended December 31, 1993, respectively.

(2) From inception of the Fund on December 15, 1993.

* Annualized.

INVESTMENT
PERFORMANCE

Total return is the
change in value over
a given time period,
assuming reinvestment
of any dividends and
distributions

From time to time, the Fund may include in communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in the Fund from the beginning to the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period. Total returns are historical measures of past performance and are not intended to indicate future performance. Total returns assume the reinvestment of all dividends and capital gains distributions. The figures do not reflect the Fund's early redemption fee because it applies only to redemptions in accounts open for less than one year.

The Fund's average annual total returns for the periods ended December 31, 1994 were:

     One        Since 12/15/93
    Year           Inception
    2.98%            3.05%


INVESTMENT
OBJECTIVE

Since certain risks are inherent in owning any security, there can be no assurance that the Fund will achieve its objective.

Royce Low-Priced Stock Fund's investment objective is long-term capital appreciation. It seeks to achieve this objective primarily through investments in common stocks and securities convertible into common stocks of companies, selected on a value basis, with shares that trade at prices below $15 per share.

This investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares.


INVESTMENT
POLICIES

The Fund invests on a
"value" basis

The Fund invests
primarily in small
companies whose stock
trades below $15 per
share

Quest uses a "value" method in managing the Fund's assets. In its selection process, Quest puts primary emphasis on various internal returns indicative of profitability, balance sheet quality, cash flows and the relationships that these factors have to the current price of a given security. This is in contrast to other methods that primarily focus on the future prospects of a company and concentrate on high growth or emerging growth companies.

Quest's value method is based on its belief that the securities of certain small companies may sell at a discount from its estimate of such companies' "business worth". Quest attempts to identify and invest in these securities for the Fund, with the expectation that this "value discount" will narrow over time and thus provide capital appreciation for the Fund. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter market.

Normally, Royce Low-Priced Stock Fund will invest at least 65% of its assets in common stocks and securities convertible into common stocks of companies with shares that trade at prices below $15 at the time of initial investment. In addition, at least 65% of these securities will be issued by companies with stock market capitalizations under

$1,000,000,000 at the time of investment. In determining whether a convertible security is low-priced, Quest may consider either the price of the convertible security itself or the price of the security into which it is convertible. The remainder of its assets may be invested in stocks of companies with higher prices or higher stock market capitalizations and non-convertible preferred stocks and bonds.


INVESTMENT
RISKS

The Fund is subject
to certain investment
risks

As a mutual fund investing primarily in common stocks and/or securities convertible into common stocks, the Fund is subject to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. The Fund may invest in securities of companies that are not well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. The stocks of such companies may be more volatile in price and have lower trading volumes than the larger capitalization stocks included in the S&P 500 Index. Accordingly, Quest's investment method requires a long-term investment horizon. The Fund should not be used to play short-term swings in the market.

Quest may employ a more aggressive approach to investing for Royce Low-Priced Stock Fund that involves a substantially higher than average portfolio turnover rate. In addition, the Fund will invest in many companies with low-priced securities that are followed by relatively few securities analysts, with the result that there tends to be less publicly available information concerning the securities. Companies in which the Fund is likely to invest also may have limited product lines, markets or financial resources, may lack management depth and may have limited trading volumes. Some issuers of low-priced securities may be financially distressed or involved in liquidation, reorganization or recapitalization. Finally, specifically because of their lower prices relative to other companies, these securities may be subject to more abrupt or erratic market movements than higher priced securities of larger, more established companies or the market averages in general.


INVESTMENT
LIMITATIONS

The Fund has
adopted certain
fundamental
limitations

The Fund has adopted certain fundamental limitations, designed to reduce its exposure to specific situations, which may not be changed without the approval of a majority of its outstanding voting shares, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). These limitations are set forth in the Statement of Additional Information and provide, among other things, that the Fund will not:

(a) with respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer, excluding obligations of the U.S. Government;

(b) invest more than 25% of its assets in any one industry; or

(c) invest in companies for the purpose of exercising control of management.

Other Investment
Practices:

In addition to investing primarily in the equity and fixed income securities described above, the Fund may follow a number of additional investment practices.

Short-term fixed
income securities

The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should the Fund implement a temporary investment policy, its investment objective may not be achieved.

Securities lending

The Fund may lend up to 25% of its assets to qualified institutional investors for the purpose of realizing additional income. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Foreign securities

The Fund may invest up to 10% of its assets in debt and/or equity securities of foreign issuers. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund.

Lower-rated
debt securities

Up to 35% of the Fund's assets may be invested in debt securities in the lowest category of investment grade debt. These bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund may also invest no more than 5% of its net assets in lower-rated (high-risk) non- convertible debt securities, which are below investment grade.

Portfolio turnover

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's annual portfolio turnover rates are shown in the "Financial Highlights". The portfolio turnover rate for the Fund in 1994 was 95%, which is higher than that of other funds. A 100% turnover rate occurs, for example, if all of the Fund's portfolio securities are replaced in one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions.

MANAGEMENT OF
THE TRUST

Quest Advisory Corp.
is responsible for
the management of
the Fund's portfolio

The Trust's business and affairs are managed under the direction of its Board of Trustees. Quest, the Fund's investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Board of Trustees. Quest was organized in 1967 and has been the Fund's adviser since its inception. Charles M. Royce, Quest's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for supervising Quest's investment management activities. Mr. Royce is assisted by Thomas R. Ebright, Jack E. Fockler, Jr. and W. Whitney George, Vice Presidents of Quest, all of whom participate in the investment management activities, with their specific responsibilities varying from time to time. Quest is also the investment adviser to Royce Value, Royce Equity Income, Royce Premier, Royce Micro-Cap, Royce Total Return and Royce Global Services Funds, which are other series of the Trust, to Pennsylvania Mutual Fund, and to other investment and non-investment company accounts.

As compensation for its services to the Fund, Quest is entitled to receive annual advisory fees of 1.5% of the average net assets of the Fund. These fees are payable monthly from the assets of the Fund involved and are substantially higher than those paid by most other mutual funds with similar
investment objectives.   For 1994, Quest voluntarily waived its fees on the
Fund.

Quest selects the brokers who execute the purchases and sales of the Fund's portfolio securities and may place orders with brokers who provide brokerage and research services to Quest. Quest is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

Quest Distributors, Inc. ("QDI"), which is wholly-owned by Charles M. Royce, acts as distributor of the Fund's shares. The Trust has adopted a distribution plan for the Fund pursuant to Rule 12b-1. The plan provides for payment to QDI of .25% per annum of the average net assets of the Fund, which may be used for payment of sales commissions and other fees to those who introduce investors to the Fund and for various other promotional, sales-related and servicing costs and expenses. QDI has committed to waive its fees through 1995.

GENERAL
INFORMATION

The Royce Fund (the "Trust") is a Massachusetts business trust registered with the Securities and Exchange Commission as a diversified, open-end management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series, then only shareholders of that series are entitled to vote on that matter.

Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a

Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

The custodian for securities and cash of the Fund is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's Transfer Agent. Coopers & Lybrand L.L.P. serves as independent accountants for the Fund.


DIVIDENDS,
DISTRIBUTIONS
AND
TAXES

The Fund pays
dividends and capital
gains annually in
December

The Fund pays dividends from net investment income (if any) and distributes any net realized capital gains annually in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise.

Shareholders will receive information annually as to the tax status of distributions made by the Fund for the calendar year. For Federal income tax purposes, all distributions by the Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends-received deduction, subject to certain limitations. The portion of the Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations.

Distributions paid from long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long a shareholder has held Fund shares. If a shareholder disposes of shares held for six months or less at a loss, such loss will be treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares.

The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

The Fund is required to withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

The discussion of Federal income taxes above is for general information only. Shareholders may also be subject to state and local taxes on their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Statement of Additional Information includes an additional description of Federal income tax aspects that may be relevant to a shareholder.


NET ASSET VALUE
PER SHARE

Net asset value per
share (NAV) is
determined each day
the New York Stock
Exchange is open

Fund shares are purchased and redeemed at their net asset value per share next determined after an order is received by the Fund's transfer agent. Net asset value per share is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value per share is calculated at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business.

In determining net asset value, securities listed on an exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

                                SHAREHOLDER GUIDE
OPENING AN
ACCOUNT AND
PURCHASING
SHARES

The Fund's shares are offered on a no-load basis. New accounts (other than IRA or 403(b)(7) accounts) can be opened either by mail, by telephone or by wire. An Account Application must be completed and returned, regardless of the method selected. If you need assistance with the Account Application or have any questions about the Fund, please call Investor Information. Note:
For certain types of account registrations (e.g., corporations, partnerships, foundations, associations, other organizations, trusts or powers of attorney), please call Investor Information to determine if you need to provide additional forms with your application.


Minimum Initial
Investments

Type of Account                                             Minimum
Regular accounts                                             $2,000
IRAs *                                                         $500
Accounts established with Automatic                            $500
   Investment Plan or Direct Deposit Plan
403(b)(7) accounts *                                           None

* Separate forms must be used for opening IRAs or 403(b)(7) accounts; please call Investor Information at 1-800- 221-4268 if you need these forms.

Additional
Investments

Subsequent investments may be made by mail ($50 minimum), telephone ($500 minimum), wire ($1,000 minimum) or Express Service (a system of electronic funds transfer from your bank account).

Purchasing By Mail:
Complete and sign the
enclosed Account
Application Form
                                                 ADDITIONAL INVESTMENTS
                 NEW ACCOUNT                      TO EXISTING ACCOUNTS

Please include the amount of your	Additional investments should include
initial investment on the		the Invest-by-Mail remittance form
Application, make your check payable	attached to your Fund confirmation
to The Royce Fund, and mail to:		statements.  Please make your check
					payable to The Royce Fund, write
The Royce Funds				your account number on your check
P.O. Box 419012				and, using the return envelope
Kansas City, MO 64141-6012		provided, mail to the address
					indicated on the Invest-by-Mail
					form.

For express or
registered mail,
send to:

The Royce Funds
c/o National Financial Data Services	All written requests should be mailed
1004 Baltimore, 5th Floor		to one of the addresses indicated
Kansas City, MO 64105			for new accounts.

Purchasing By
Telephone:

To open an account by telephone, you	Subsequent telephone purchases ($500
should call Investor Information	minimum) may also be made by calling
before 4:00 p.m., Eastern time.  You	Investor Information.  For all
will be given a confirming order	telephone purchases, payment is due
number for your purchase.  This		within three business days and may
number must be placed on your		be made by wire or personal,
completed Application before mailing.	business or bank check, subject to
If a completed Application is not	collection.
received, the account may be subject
to backup withholding of Federal
income taxes.

Purchasing By Wire:

Before Wiring:
For a new account,
please contact Investor
Information at
1-800-221-4268

Money should be wired to:
   State Street Bank and Trust Company
   ABA 011000028    DDA 9904-712-8
   Ref:  (Name of Fund)
   Order Number or Account Number____________________
   Account Name ____________________________________

To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number (for telephone purchases) or account number. If you are opening a new account, you must call Investor Information to obtain an order number, and complete the Account Application and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian are open for business.

Purchasing By
Express
Service:

You can purchase shares automatically or at your discretion through the following options:

Expedited Purchase Option permits you, at your discretion, to transfer funds ($100 minimum and $200,000 maximum) from your bank account to purchase shares in your Royce Fund account by telephone.

Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Royce Fund account on the monthly or quarterly schedule you select.

To establish the Expedited Purchase Option and/or the Automatic Investment Plan, please provide the appropriate information on the Account Application and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

To make an Expedited Purchase, please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time.

Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Royce Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

To initiate a Direct Deposit Plan, you must complete an Authorization for Direct Deposit form which may be obtained from Investor Information by calling 1-800-221-4268.

CHOOSING A
DISTRIBUTION
OPTION

You may select one of three distribution options:

1. Automatic Reinvestment Option--Both dividends and capital gain distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2. Cash Dividend Option--Your dividends will be paid in cash and your capital gain distributions will be reinvested in additional Fund shares.

3. All Cash Option--Both dividends and capital gains distributions will be paid in cash.

You may change your option by calling Shareholder Services at 1-800-841-1180.

IMPORTANT
ACCOUNT
INFORMATION

The easiest way to establish optional services on your account is to select the options you desire when you complete your Account Application Form. If you want to add or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-800-841-1180 for further assistance.

Signature Guarantees

For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates

Certificates for whole shares will be issued upon request. If a certificate is lost, stolen or destroyed, you may incur an expense to replace it.

Purchases Through
Service Providers

If you purchase shares of the Fund through a program of services offered or administered by a broker-dealer, financial institution or other service provider, you should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this prospectus. Certain shareholder servicing features of the Fund may not be available or may be modified in connection with the program of services offered. When shares of the Fund are purchased in this way, the service provider, rather than the customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Fund, QDI and/or Quest for providing such services.

Telephone
Transactions

Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The transfer agent uses certain procedures designed to confirm that telephone instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming calls, and if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Nonpayment

If your check or wire does not clear, or if payment is not received for any telephone purchase, the transaction will be cancelled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

Trade Date for
purchases

Your trade date is the date on which your account is credited. If your purchase is made by telephone, check, Federal Funds wire or exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to reject any specific purchase request.

REDEEMING YOUR
SHARES

You may redeem any portion of your account at any time. You may request a redemption in writing or by telephone. Redemption proceeds normally will be sent within two business days after the receipt of the request in Good Order.

Redeeming By Mail:

Requests should be mailed to The Royce Funds, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012. (For express or registered mail, send your request to The Royce Funds, c/o NFDS, 1004 Baltimore, 5th Floor, Kansas City, MO 64105.)

Definition of
Good Order

The redemption price of shares will be their net asset value next determined after NFDS has received all required documents in Good Order.

Good Order means that the request includes the following:

1. The account number and Fund name.
2. The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners exactly as they are registered on the account.
4. Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
5. Certificates, if any are held.
6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.

Redeeming By
Telephone:

Shareholders who have not established Express Service may redeem up to $50,000 of their Fund shares by telephone, provided the proceeds are mailed to their address of record. If preapproved, higher maximums may apply to institutional accounts. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt. Telephone redemption service is not available for Trust-sponsored retirement plan accounts or if certificates are held. Telephone redemptions will not be permitted for a period of sixty days after a change in the address of record. See also "Important Account Information- Telephone Transactions".

Redeeming By
Express
Service:

If you select the Express Service Automatic Withdrawal option, shares will be automatically redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

The Expedited Redemption option lets you redeem up to $50,000 of shares from your Fund account by telephone and transfer the proceeds directly to your bank account. You may elect Express Service on the Account Application Form or call Shareholder Services at 1-800-841-1180 for an Express Service application.

Important
Redemption
Information

If you are redeeming shares recently purchased by check, Express Service Expedited Purchase or Automatic Investment Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the Transfer Agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

Although redemptions have always been made in cash, the Fund may redeem in kind under certain circumstances.

Early Redemption
Fee

In order to discourage short-term trading, an early redemption fee of 1% of the net asset value of the shares being redeemed is imposed if a shareholder redeems shares of the Fund less than one year after becoming a shareholder. The fee is payable to the Fund out of the redemption proceeds otherwise payable to the shareholder. No redemption fee will be payable on an exchange into another Royce fund or by shareholders who are (a) employees of the Trust or Quest or members of their immediate families or employee benefit plans for them, (b) participants in the Automatic Withdrawal Plan, (c) certain Trust-approved Group Investment Plans and charitable organizations, (d) profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Quest; or (e) omnibus or similar account customers of certain Trust-approved broker-dealers and other institutions.

Minimum Account
Balance Requirement

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, or if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

EXCHANGE
PRIVILEGE

Exchanges between series of the Trust, and with other open-end Royce funds are permitted by telephone or by mail. An exchange is treated as a redemption and purchase; therefore, you could realize a taxable gain or loss on the transaction. Exchanges are accepted only if the registrations and the tax identification numbers of the two accounts are identical. Minimum investment requirements must be met when opening a new account by exchange and exchanges may be made only for shares of a series or fund then offering its shares for sale in your state of residence. The Trust reserves the right to revise or terminate the exchange privilege at any time.

TRANSFERRING
OWNERSHIP

You may transfer the ownership of any of your Fund shares to another person by writing to: The Royce Funds, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012. The request must be in Good Order (see "Redeeming Your Shares - Definition of Good Order"). Before mailing your request, please contact Shareholder Services (1-800-841-1180) for full instructions.

OTHER SERVICES

For more information about any of these services, please call Investor Information at 1-800- 221-4268.

Statements and
Reports

A confirmation statement will be sent to you each time you have a transaction in your account and semi-annually. Financial reports will be mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call Investor Information if you need additional copies.

Tax-sheltered
Retirement Plans

Shares of the Fund are available for purchase in connection with certain types of tax- sheltered retirement plans, including Individual Retirement Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268


Investment Adviser
Quest Advisory Corp.
1414 Avenue of the Americas		                The Royce Funds
New York, NY 10019


Distributor
Quest Distributors, Inc.
1414 Avenue of the Americas
New York, NY 10019

					                     Royce
Transfer Agent				               Low-Priced Stock
State Street Bank and Trust Company	                     Fund
c/o NFDS
P.O. Box 419012				             A No-Load Mutual Fund
Kansas City, MO 64141-6012
1-800-841-1180


Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105


Officers
Charles M. Royce, President and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and
   Assistant Secretary
Susan I. Grant, Secretary		                  Prospectus
					                 May 2, 1995,
					         As amended September 14, 1995